                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ---------------

                Date of Report (Date of Earliest Event Reported):
                                  MAY 17, 2004
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                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      000-50278              32-0073116
           --------                      ---------              ----------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

      A copy of the press release issued by Kmart Holding Corporation on May 17, 2004, describing its results for the quarter ended April 28, 2004 is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.

EXHIBIT INDEX

99.1     Press Release, dated May 17, 2004, issued by Kmart Holding Corporation

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2004
                                       KMART HOLDING CORPORATION


                                       By:  /s/ Richard J. Noechel
                                           -------------------------------
                                       Name:  Richard J. Noechel
                                       Title: Vice President and Controller

                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

EX-99.1                 Press Release, dated May 17, 2004